UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events

First Quarter 2015 Results

On April 16, 2015, BlackRock, Inc. (the “Company”) reported results of operations for the three months ended March 31, 2015.

FINANCIAL RESULTS

(in millions, except per share data)	Q1 2015	Q1 2014	Change	Q4 2014	Change
AUM	$4,774,192	$4,400,925	8%	$4,651,895	3%
GAAP basis:
Revenue	$2,723	$2,670	2%	$2,784	(2%)
Operating income	$1,067	$1,051	2%	$1,144	(7%)
Operating margin	39.2%	39.4%	(20bps)	41.1%	(190bps)
Net income(1)	$822	$756	9%	$813	1%
Diluted EPS	$4.84	$4.40	10%	$4.77	1%
Weighted average diluted shares	169.7	171.9	(1%)	170.4	—%
As Adjusted:
Operating income(2)	$1,077	$1,062	1%	$1,154	(7%)
Operating margin(2)	41.2%	41.4%	(20bps)	43.6%	(240bps)
Net income(1) (2)	$830	$762	9%	$821	1%
Diluted EPS(2)	$4.89	$4.43	10%	$4.82	1%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (4) to the Condensed Consolidated Statements of Income and Supplemental Information on pages 15 through 16 for more information on as adjusted items and the reconciliation to GAAP.

RESULTS BY CLIENT TYPE

(in millions), (unaudited)	Q1 2015 Net flows	March 31, 2015 AUM	Q1 2015 Base Fees(1)	March 31, 2015 AUM % of Total	Q1 2015 Base Fees(1) % of Total
Retail	$14,172	$550,980	$807	12%	34%
iShares	35,478	1,074,130	829	24%	36%
Institutional:
Active	17,984	984,282	456	22%	20%
Index	2,806	1,854,205	225	42%	10%

Total institutional	20,790	2,838,487	681	64%	30%

Total long-term	$70,440	$4,463,597	$2,317	100%	100%

RESULTS BY PRODUCT

(in millions), (unaudited)	Q1 2015 Net flows	March 31, 2015 AUM	Q1 2015 Base Fees(1)	March 31, 2015 AUM % of Total	Q1 2015 Base Fees(1) % of Total
Equity	$20,941	$2,527,130	$1,269	56%	55%
Fixed income	36,289	1,428,480	571	32%	25%
Multi-asset	12,792	395,312	304	9%	13%
Alternatives	418	112,675	173	3%	7%

Total long-term	$70,440	$4,463,597	$2,317	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

Business Highlights

Long-term net inflows were positive across all regions, with net inflows of $47.5 billion, $17.7 billion and $5.2 billion from clients in the Americas, EMEA and Asia-Pacific, respectively. At March 31, 2015, BlackRock managed 62% of its long-term AUM for investors in the Americas and 38% for clients in EMEA and Asia-Pacific.

A discussion of the Company’s net flows by client type for the first quarter of 2015 is presented below.

•	Retail long-term net inflows of $14.2 billion included net inflows of $6.7 billion in the United States and $7.5 billion internationally. Fixed income net inflows of $12.8 billion were diversified across exposures, with $3.5 billion of net inflows into the unconstrained Strategic Income Opportunities fund, $2.2 billion into high yield and $1.1 billion into the Total Return fund. Global multi-asset income funds raised an additional $2.0 billion of net new assets.

•	iShares® long-term net inflows of $35.5 billion were led by fixed income net inflows of $18.6 billion which were diversified across exposures and geographies. Equity net inflows of $16.7 billion were driven by the Core Series as well as demand for European equities.

•	Institutional active long-term net inflows of $18.0 billion were led by multi-asset net inflows of $11.7 billion, reflecting strong solutions-based insurance wins in the quarter and ongoing demand for the LifePath® target-date product suite. Fixed income net inflows of $5.7 billion were driven by unconstrained and total return mandates. Alternatives net inflows of $0.4 billion were led by flows into infrastructure and hedge fund solutions, and were net of $0.7 billion of capital returned to investors. Additionally, we raised more than $2 billion in alternatives commitments in the quarter, which will translate into new flows as they are invested.

•	Institutional index long-term net inflows of $2.8 billion were driven by equity net inflows of $3.7 billion, partially offset by outflows from fixed income and multi-asset.

Cash management AUM decreased 1% from December 31, 2014 to $292.5 billion.

Advisory AUM decreased 17% from December 31, 2014 to $18.1 billion.

INVESTMENT PERFORMANCE AT MARCH 31, 2015(1)

	One-year period	Three-year period	Five-year period
Fixed Income:
Actively managed products above benchmark or peer median
Taxable	81%	91%	91%
Tax-exempt	62%	74%	74%
Index products within or above applicable tolerance	97%	97%	98%
Equity:
Actively managed products above benchmark or peer median
Fundamental	41%	52%	48%
Scientific	88%	95%	96%
Index products within or above applicable tolerance	97%	98%	97%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 17 for performance disclosure detail.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

				Three Months
	Three Months Ended March 31,			Ended December 31,
	2015	2014	Change	2014	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,390	$2,291	$99	$2,396	($6)
Investment advisory performance fees	108	158	(50)	144	(36)
BlackRock Solutions and advisory	147	154	(7)	170	(23)
Distribution fees	17	19	(2)	16	1
Other revenue	61	48	13	58	3

Total revenue	2,723	2,670	53	2,784	(61)

Expense
Employee compensation and benefits	981	982	(1)	926	55
Distribution and servicing costs	99	89	10	96	3
Amortization of deferred sales commissions	13	15	(2)	13	—
Direct fund expense	189	179	10	183	6
General and administration	339	313	26	387	(48)
Amortization of intangible assets	35	41	(6)	35	—

Total expense	1,656	1,619	37	1,640	16

Operating income	1,067	1,051	16	1,144	(77)

Nonoperating income (expense)
Net gain (loss) on investments	63	76	(13)	(2)	65
Net gain (loss) on consolidated variable interest entities	35	(16)	51	(6)	41
Interest and dividend income	4	10	(6)	6	(2)
Interest expense	(51)	(53)	2	(58)	7

Total nonoperating income (expense)	51	17	34	(60)	111

Income before income taxes	1,118	1,068	50	1,084	34
Income tax expense	258	324	(66)	278	(20)

Net income	860	744	116	806	54
Less:
Net income (loss) attributable to noncontrolling interests	38	(12)	50	(7)	45

Net income attributable to BlackRock, Inc.	$822	$756	$66	$813	$9

Weighted-average common shares outstanding
Basic	167,089,037	169,081,421	(1,992,384)	167,197,844	(108,807)
Diluted	169,723,167	171,933,803	(2,210,636)	170,367,445	(644,278)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$4.92	$4.47	$0.45	$4.86	$0.06
Diluted	$4.84	$4.40	$0.44	$4.77	$0.07
Cash dividends declared and paid per share	$2.18	$1.93	$0.25	$1.93	$0.25

Supplemental information:
AUM (end of period)	$4,774,192	$4,400,925	$373,267	$4,651,895	$122,297
Shares outstanding (end of period)	167,084,582	169,138,109	(2,053,527)	166,921,863	162,719
GAAP:
Operating margin	39.2%	39.4%	(20 bps )	41.1%	(190 bps )
Effective tax rate	23.9%	30.0%	(610 bps )	25.5%	(160 bps )
As adjusted:
Operating income (1)	$1,077	$1,062	$15	$1,154	($77)
Operating margin (1)	41.2%	41.4%	(20 bps )	43.6%	(240 bps )
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$11	$26	($15)	($54)	$65
Net income attributable to BlackRock, Inc. (3)	$830	$762	$68	$821	$9
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$4.89	$4.43	$0.46	$4.82	$0.07
Effective tax rate	23.7%	30.0%	(630 bps )	25.4%	(170 bps )

See pages 13-16 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product

		Net
	December 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Retail:
Equity	$200,445	$332	$—	$5,102	$(4,173)	$201,706	$201,052
Fixed income	189,820	12,787	—	962	(2,164)	201,405	195,821
Multi-asset	125,341	1,402	—	2,426	(767)	128,402	127,031
Alternatives	18,723	(349)	1,293	296	(496)	19,467	18,671

Retail subtotal	534,329	14,172	1,293	8,786	(7,600)	550,980	542,575
iShares:
Equity	790,067	16,725	—	28,200	(10,656)	824,336	804,294
Fixed income	217,671	18,595	—	2,591	(5,674)	233,183	228,005
Multi-asset	1,773	(18)	—	30	(13)	1,772	1,827
Alternatives	14,717	176	—	49	(103)	14,839	14,954

iShares subtotal	1,024,228	35,478	—	30,870	(16,446)	1,074,130	1,049,080
Institutional:
Active:
Equity	125,143	168	—	6,206	(3,481)	128,036	126,662
Fixed income	518,590	5,723	—	9,546	(7,742)	526,117	525,711
Multi-asset	242,913	11,717	—	12,549	(10,095)	257,084	250,197
Alternatives	72,514	376	—	1,094	(939)	73,045	72,734

Active subtotal	959,160	17,984	—	29,395	(22,257)	984,282	975,304
Index:
Equity	1,335,456	3,716	—	53,361	(19,481)	1,373,052	1,354,904
Fixed income	467,572	(816)	—	16,183	(15,164)	467,775	469,931
Multi-asset	7,810	(309)	—	818	(265)	8,054	7,928
Alternatives	5,286	215	—	(27)	(150)	5,324	5,359

Index subtotal	1,816,124	2,806	—	70,335	(35,060)	1,854,205	1,838,122

Institutional subtotal	2,775,284	20,790	—	99,730	(57,317)	2,838,487	2,813,426

Long-term	4,333,841	70,440	1,293	139,386	(81,363)	4,463,597	$4,405,081

Cash management	296,353	561	—	(42)	(4,377)	292,495
Advisory (4)	21,701	(2,297)	—	526	(1,830)	18,100

Total	$4,651,895	$68,704	$1,293	$139,870	$(87,570)	$4,774,192

Current Quarter Component Changes by Product (Long-term)

		Net
	December 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Equity:
Active	$292,802	$546	$—	$11,445	$(6,675)	$298,118	$295,297
iShares	790,067	16,725	—	28,200	(10,656)	824,336	804,294
Non-ETF index	1,368,242	3,670	—	53,224	(20,460)	1,404,676	1,387,321

Equity subtotal	2,451,111	20,941	—	92,869	(37,791)	2,527,130	2,486,912
Fixed income:
Active	701,324	17,855	—	10,447	(9,532)	720,094	714,317
iShares	217,671	18,595	—	2,591	(5,674)	233,183	228,005
Non-ETF index	474,658	(161)	—	16,244	(15,538)	475,203	477,146

Fixed income subtotal	1,393,653	36,289	—	29,282	(30,744)	1,428,480	1,419,468
Multi-asset	377,837	12,792	—	15,823	(11,140)	395,312	386,983
Alternatives:
Core	88,006	(201)	1,293	1,425	(1,437)	89,086	88,062
Currency and commodities (5)	23,234	619	—	(13)	(251)	23,589	23,656

Alternatives subtotal	111,240	418	1,293	1,412	(1,688)	112,675	111,718

Long-term	$4,333,841	$70,440	$1,293	$139,386	$(81,363)	$4,463,597	$4,405,081

Current Quarter Component Changes by Investment Style (Long-term)

		Net
	December 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Active	$1,453,613	$31,547	$1,293	$38,260	$(28,503)	$1,496,210	$1,478,247
Index and iShares	2,880,228	38,893	—	101,126	(52,860)	2,967,387	2,926,834

Long-term	$4,333,841	$70,440	$1,293	$139,386	$(81,363)	$4,463,597	$4,405,081

(1)	Amounts represent $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product

		Net
	March 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Retail:
Equity	$208,238	$(269)	$—	$4,219	$(10,482)	$201,706	$206,939
Fixed income	160,448	43,724	—	1,806	(4,573)	201,405	180,458
Multi-asset	121,548	11,131	—	(2,418)	(1,859)	128,402	125,831
Alternatives	18,483	528	1,293	316	(1,153)	19,467	18,897

Retail subtotal	508,717	55,114	1,293	3,923	(18,067)	550,980	532,125
iShares:
Equity	723,973	75,417	—	48,942	(23,996)	824,336	775,337
Fixed income	188,022	51,979	—	4,635	(11,453)	233,183	210,296
Multi-asset	1,437	311	—	45	(21)	1,772	1,649
Alternatives	16,948	614	—	(2,450)	(273)	14,839	16,090

iShares subtotal	930,380	128,321	—	51,172	(35,743)	1,074,130	1,003,372
Institutional:
Active:
Equity	132,374	(10,447)	—	14,632	(8,523)	128,036	129,656
Fixed income	509,692	5,802	—	32,841	(22,218)	526,117	520,137
Multi-asset	223,865	24,701	—	30,326	(21,808)	257,084	241,399
Alternatives	73,723	118	—	1,911	(2,707)	73,045	72,917

Active subtotal	939,654	20,174	—	79,710	(55,256)	984,282	964,109
Index:
Equity	1,283,349	4,819	—	141,113	(56,229)	1,373,052	1,331,971
Fixed income	430,852	15,567	—	59,601	(38,245)	467,775	453,205
Multi-asset	6,381	563	—	2,124	(1,014)	8,054	7,284
Alternatives	6,273	409	—	(997)	(361)	5,324	5,948

Index subtotal	1,726,855	21,358	—	201,841	(95,849)	1,854,205	1,798,408

Institutional subtotal	2,666,509	41,532	—	281,551	(151,105)	2,838,487	2,762,517

Long-term	4,105,606	224,967	1,293	336,646	(204,915)	4,463,597	$4,298,014
Cash management	263,533	38,690	—	546	(10,274)	292,495
Advisory (4)	31,786	(11,697)	—	1,400	(3,389)	18,100

Total	$4,400,925	$251,960	$1,293	$338,592	$(218,578)	$4,774,192

Year-over-Year Component Changes by Product (Long-term)

		Net
	March 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Equity:
Active	$314,850	$(17,420)	$—	$17,196	$(16,508)	$298,118	$306,332
iShares	723,973	75,417	—	48,942	(23,996)	824,336	775,337
Non-ETF index	1,309,111	11,523	—	142,768	(58,726)	1,404,676	1,362,234

Equity subtotal	2,347,934	69,520	—	208,906	(99,230)	2,527,130	2,443,903
Fixed income:
Active	665,151	47,006	—	33,861	(25,924)	720,094	694,165
iShares	188,022	51,979	—	4,635	(11,453)	233,183	210,296
Non-ETF index	435,841	18,087	—	60,387	(39,112)	475,203	459,635

Fixed income subtotal	1,289,014	117,072	—	98,883	(76,489)	1,428,480	1,364,096
Multi-asset	353,231	36,706	—	30,077	(24,702)	395,312	376,163
Alternatives:
Core	87,865	926	1,293	2,426	(3,424)	89,086	88,189
Currency and commodities (5)	27,562	743	—	(3,646)	(1,070)	23,589	25,663

Alternatives subtotal	115,427	1,669	1,293	(1,220)	(4,494)	112,675	113,852

Long-term	$4,105,606	$224,967	$1,293	$336,646	$(204,915)	$4,463,597	$4,298,014

Year-over-Year Component Changes by Investment Style (Long-term)

		Net
	March 31, 2014	inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	March 31, 2015	Average AUM (3)
Active	$1,417,546	$66,131	$1,293	$81,198	$(69,958)	$1,496,210	$1,459,492
Index and iShares	2,688,060	158,836	—	255,448	(134,957)	2,967,387	2,838,522

Long-term	$4,105,606	$224,967	$1,293	$336,646	$(204,915)	$4,463,597	$4,298,014

(1)	Amounts represent $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

SUMMARY OF REVENUE

	Three Months Ended March 31,			Three Months Ended December 31,
(in millions), (unaudited)	2015	2014	Change	2014	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$422	$463	($41)	$428	($6)
iShares	684	634	50	686	(2)
Non-ETF Index	163	158	5	168	(5)

Equity subtotal	1,269	1,255	14	1,282	(13)
Fixed income:
Active	373	324	49	367	6
iShares	130	113	17	126	4
Non-ETF Index	68	58	10	65	3

Fixed income subtotal	571	495	76	558	13
Multi-asset	304	286	18	303	1
Alternatives:
Core	154	159	(5)	159	(5)
Currency and commodities	19	22	(3)	21	(2)

Alternatives subtotal	173	181	(8)	180	(7)

Long-term	2,317	2,217	100	2,323	(6)
Cash management	73	74	(1)	73	—

Total base fees	2,390	2,291	99	2,396	(6)
Investment advisory performance fees:
Equity	37	22	15	50	(13)
Fixed income	4	8	(4)	12	(8)
Multi-asset	8	3	5	11	(3)
Alternatives	59	125	(66)	71	(12)

Total	108	158	(50)	144	(36)

BlackRock Solutions and advisory	147	154	(7)	170	(23)
Distribution fees	17	19	(2)	16	1
Other revenue	61	48	13	58	3

Total revenue	$2,723	$2,670	$53	$2,784	($61)

Highlights

•	Investment advisory, administration fees and securities lending revenue increased $99 million from the first quarter of 2014 driven by strong organic growth and market appreciation, which outpaced the impact of divergent beta and foreign exchange movements. Securities lending fees of $114 million in the current quarter increased $9 million from the first quarter of 2014, primarily reflecting an increase in average balances of securities on loan.

Investment advisory, administration fees and securities lending revenue decreased $6 million from the fourth quarter of 2014 due to the effect of two fewer days in the quarter, and the impact of divergent beta and foreign exchange movements.

•	Performance fees decreased $50 million from the first quarter of 2014, primarily due to the impact of a large fee associated with the liquidation of a closed-end mortgage fund in last year’s first quarter.

Performance fees decreased $36 million from the fourth quarter of 2014 due to seasonally higher performance measurement locks in the fourth quarter.

•	BlackRock Solutions® and advisory revenue decreased $7 million from the first quarter of 2014 due to reduced Financial Markets Advisory Services (“FMA”) revenue from disposition-related advisory assignments, partially offset by higher revenue from the Aladdin® business. BlackRock Solutions and advisory revenue included $126 million in Aladdin business revenue in the current quarter compared with $112 million in the first quarter of 2014.

BlackRock Solutions and advisory revenue decreased $23 million from the prior quarter due to reduced FMA revenue from completed advisory assignments. BlackRock Solutions and advisory revenue included $126 million in Aladdin business revenue in the current quarter compared with $127 million in the fourth quarter of 2014.

SUMMARY OF OPERATING EXPENSE

	Three Months Ended March 31,			Three Months Ended December 31,
(in millions), (unaudited)	2015	2014	Change	2014	Change
Operating Expense
Employee compensation and benefits	$981	$982	($1)	$926	$55
Distribution and servicing costs	99	89	10	96	3
Amortization of deferred sales commissions	13	15	(2)	13	—
Direct fund expense	189	179	10	183	6
General and administration	339	313	26	387	(48)
Amortization of intangible assets	35	41	(6)	35	—

Total Operating Expense	$1,656	$1,619	$37	$1,640	$16

Highlights

•	Employee compensation and benefits decreased $1 million from the first quarter of 2014, reflecting the impact of foreign exchange movements, partially offset by higher headcount.

Employee compensation and benefits increased $55 million from the fourth quarter of 2014, primarily reflecting higher seasonal employer payroll taxes.

•	General and administration expense increased $26 million from the first quarter of 2014, primarily reflecting higher marketing and promotional expense, higher portfolio and professional services expense, and the impact of a one-time benefit from the reversal of a real estate-related retirement obligation which was no longer required to be funded in last year’s first quarter.

General and administration expense decreased $48 million from the fourth quarter of 2014, primarily reflecting seasonally lower marketing and promotional expense, lower foreign exchange remeasurement expense, and the impact of closed-end fund launch costs in the fourth quarter of 2014.

INCOME TAX EXPENSE

	Three Months Ended March 31,				Three Months Ended December 31,
(in millions), (unaudited)	2015	2014	Change		2014	Change
Income tax expense	$258	$324	($	66)	$278	($	20)

Highlights

•	Income tax expense in the first quarter of 2015 benefited from $69 million of nonrecurring items.

Income tax expense in the fourth quarter of 2014 benefited from $39 million of nonrecurring items.

SUMMARY OF NONOPERATING INCOME (EXPENSE)

		Three Months Ended March 31,			Three Months Ended December 31,
(in millions), (unaudited)		2015	2014	Change	2014	Change
Nonoperating income (expense), GAAP basis		$51	$17	$34	($60)	$111
Less: Net income (loss) attributable to NCI		38	(12)	50	(7)	45

Nonoperating income (expense)(1)		$13	$29	($16)	($53)	$66

	Estimated economic investments at March 31,	Three Months Ended March 31,			Three Months Ended December 31,
(in millions), (unaudited)	2015(2)	2015	2014	Change	2014	Change
Net gain (loss) on investments(1)
Private equity	25-30%	$1	$44	($43)	$3	($2)
Real estate	5-10%	2	2	—	3	(1)
Other alternatives(3)	15-20%	4	21	(17)	(5)	9
Other investments(4)	45-50%	6	2	4	(3)	9

Subtotal		13	69	(56)	(2)	15
Other gains(5)		45	—	45	—	45
Investments related to deferred compensation plans		2	3	(1)	1	1

Total net gain (loss) on investments(1)		60	72	(12)	(1)	61
Interest and dividend income		4	10	(6)	6	(2)
Interest expense		(51)	(53)	2	(58)	7

Net interest expense		(47)	(43)	(4)	(52)	5
Total nonoperating income (expense)(1)		13	29	(16)	(53)	66
Compensation expense related to (appreciation) depreciation on deferred compensation plans		(2)	(3)	1	(1)	(1)

Nonoperating income (expense), as adjusted(1)		$11	$26	($15)	($54)	$65

(1)	Net of net income (loss) attributable to noncontrolling interests (“NCI”).
(2)	Percentages represent estimated percentages of BlackRock’s corporate economic investment portfolio at March 31, 2015. Economic investment amounts at December 31, 2014 for private equity, real estate, other alternatives and other investments were $314 million, $117 million, $289 million and $599 million, respectively. See the 2014 Form 10-K for more information.
(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions. The prior year quarter also included net gains related to opportunistic credit strategies.
(4)	Amounts include net gains (losses) related to equity and fixed income investments, and BlackRock’s seed capital hedging program.
(5)	Amount primarily includes a gain related to the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC.

Highlights

•	On March 6, 2015, BlackRock acquired certain assets related to managing BlackRock Capital Investment Corporation from BlackRock Kelso Capital Advisors LLC (“BKCA”). In connection with the acquisition, BlackRock recorded a noncash, nonoperating, pre-tax gain of $40 million related to the fair value of its pre-existing interest in BKCA.

•	Net gain (loss) on investments decreased from the first quarter of 2014 due to the positive impact of the monetization of a nonstrategic, opportunistic private equity investment included in the first quarter of 2014 and lower positive marks in the first quarter of 2015. The decrease was partially offset by the $40 million gain related to BKCA in the first quarter of 2015.

Net gain (loss) on investments increased from the fourth quarter of 2014, primarily due to the $40 million gain related to BKCA.

ECONOMIC TANGIBLE ASSETS

The Company presents economic tangible assets as additional information to enable investors to eliminate gross presentation of certain assets that have equal and offsetting liabilities or noncontrolling interests that ultimately do not have an impact on stockholders’ equity (excluding appropriated retained earnings related to consolidated collateralized loan obligations) or cash flows. In addition, goodwill and intangible assets are excluded from economic tangible assets.

Economic tangible assets include cash, receivables, seed and co-investments, regulatory investments and other assets.

(in billions), (unaudited)	March 31, 2015 (Est.)	December 31, 2014
Total balance sheet assets	$243	$240
Separate account assets and separate account collateral held under securities lending agreements	(198)	(195)
Consolidated VIEs/sponsored investment funds	(5)	(4)
Goodwill and intangible assets, net	(30)	(30)

Economic tangible assets	$10	$11

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2015	2014	2014
Operating income, GAAP basis	$1,067	$1,051	$1,144
Non-GAAP expense adjustments:
PNC LTIP funding obligation	8	8	9
Compensation expense related to appreciation (depreciation) on deferred compensation plans	2	3	1

Operating income, as adjusted	1,077	1,062	1,154
Closed-end fund launch costs	—	—	10
Closed-end fund launch commissions	—	—	1

Operating income used for operating margin measurement	$1,077	$1,062	$1,165

Revenue, GAAP basis	$2,723	$2,670	$2,784
Non-GAAP adjustments:
Distribution and servicing costs	(99)	(89)	(96)
Amortization of deferred sales commissions	(13)	(15)	(13)

Revenue used for operating margin measurement	$2,611	$2,566	$2,675

Operating margin, GAAP basis	39.2%	39.4%	41.1%

Operating margin, as adjusted	41.2%	41.4%	43.6%

See note (1) to the Condensed Consolidated Statements of Income and Supplemental Information on page 15 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NONOPERATING INCOME NET OF NCI TO NONOPERATING INCOME NET OF NCI, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2015	2014	2014
Nonoperating income (expense), GAAP basis	$51	$17	($60)
Less: Net income (loss) attributable to NCI	38	(12)	(7)

Nonoperating income (expense), net of NCI	13	29	(53)
Compensation expense related to (appreciation) depreciation on deferred compensation plans	(2)	(3)	(1)

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted	$11	$26	($54)

See note (2) to the Condensed Consolidated Statements of Income and Supplemental Information on page 15 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions, except per share data), (unaudited)	2015	2014	2014
Net income attributable to BlackRock, Inc., GAAP basis	$822	$756	$813
Non-GAAP adjustments, net of tax:
PNC LTIP funding obligation	5	6	8
Income tax matters	3	—	—

Net income attributable to BlackRock, Inc., as adjusted	$830	$762	$821

Diluted weighted-average common shares outstanding(4)	169.7	171.9	170.4
Diluted earnings per common share, GAAP basis(4)	$4.84	$4.40	$4.77
Diluted earnings per common share, as adjusted(4)	$4.89	$4.43	$4.82

See notes (3) and (4) to the Condensed Consolidated Statements of Income and Supplemental Information on pages 16 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted:

Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•	Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value. Compensation expense associated with appreciation (depreciation) on investments related to certain BlackRock deferred compensation plans has been excluded as returns on investments set aside for these plans, which substantially offset this expense, are reported in nonoperating income (expense).

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of closed-end fund launch costs and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes the exclusion of such costs is useful because it creates consistency in the treatment for certain contracts for similar services, which due to the terms of the contracts, are accounted for under GAAP on a net basis within investment advisory, administration fees and securities lending revenue. Amortization of deferred sales commissions is excluded from revenue used for operating margin measurement, as adjusted, because such costs, over time, substantially offset distribution fee revenue the Company earns. For each of these items, BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to each of these items as a proxy for such offsetting revenue.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted:

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, equals nonoperating income (expense), GAAP basis, less net income (loss) attributable to NCI, adjusted for compensation expense associated with (appreciation) depreciation on investments related to certain BlackRock deferred compensation plans. The compensation expense offset is recorded in operating income. This compensation expense has been included in nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, to offset returns on investments set aside for these plans, which are reported in nonoperating income (expense), GAAP basis.

(3) Net income attributable to BlackRock, Inc., as adjusted:

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

Other Matters

On April 20, 2015, the Securities and Exchange Commission (“SEC”) announced an agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), a subsidiary of BlackRock, Inc. (“BlackRock”), to settle charges relating to BlackRock Advisors’ handling and disclosure of a former portfolio manager’s personal investments and involvement in a family business. On June 27, 2014, BlackRock announced that it had received a written “Wells Notice” from the SEC staff indicating the staff’s preliminary determination to recommend that the SEC file an action against BlackRock Advisors. As part of the settlement with the SEC, BlackRock Advisors agreed to pay a $12 million penalty and consent to the entry of an Administrative Order containing findings that BlackRock Advisors violated Section 206(2) and (4) of the Investment Advisers Act of 1940 and Rule 206(4)-7 thereunder, as well as causing a violation of Rule 38a-1 under the Investment Company Act of 1940 and ordering BlackRock Advisors to cease and desist from committing or causing any violations and any future violations of those provisions. As part of the settlement BlackRock will be required to retain an independent compliance consultant to review its outside activity policy and any related conflicts. BlackRock does not expect the resolution of this matter to have a material adverse effect on its financial results or operations.

On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. and the BlackRock Equity Dividend Fund (collectively, the “Funds”) filed a consolidated complaint (the “Consolidated Complaint”) in the U.S. District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of the Funds, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from the Funds. On February 24, 2015, the same plaintiffs filed another complaint in the same court against BlackRock Investment Management, LLC and BlackRock Advisors, LLC. The allegations and legal claims in both complaints are substantially similar, with the new complaint purporting to challenge fees received by Defendants after the plaintiffs filed their prior complaint. Both complaints seek, among other things, to recover on behalf of the Funds all allegedly excessive advisory fees received by Defendants in the twelve month period preceding the start of each lawsuit, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in both lawsuits are without merit and intend to vigorously defend the actions.

Forward-looking Statements

This filing, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this filing, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this filing.

Performance Notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2015 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 28, 2015. The performance data does not include accounts terminated prior to March 31, 2015 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for U.S. retail, institutional and high net worth separate accounts as well as EMEA institutional separate accounts, and net-of-fee for European domiciled retail funds. The performance tracking shown for institutional index accounts is based on gross-of-fee performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2015 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Source of performance information and peer medians is BlackRock, Inc. and is based in part on data from Lipper Inc. for U.S. funds and Morningstar, Inc. for non-U.S. funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary Shedlin
Date: April 28, 2015		Gary S. Shedlin
Senior Managing Director and Chief Financial Officer